COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
        (formerly known as Stein Roe Growth Stock Fund, Variable Series)
                                  (the "Fund")

                  Supplement to Prospectuses dated May 1, 2004


The following replaces the text describing the portfolio manager for the Fund under the section TRUST MANAGEMENT ORGANIZATIONS; PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR:

Paul J. Berlinguet, a senior vice president of Columbia Management, head of Columbia Management's Small Cap Growth team and co-head of Columbia Management's Large Cap Growth team, is the manager for the Fund and has managed the Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Management since October, 2003. Prior to joining Columbia Management in October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large cap growth portfolio manager at Baring Asset Management.


                                                              February 28, 2005